SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 1, 1999


                           JPE, INC. (d/b/a ASCET INC)
             (Exact name of registrant as specified in its charter)


                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)


      0-22580                                             38-2958730
(Commission File No.)                          (IRS Employer Identification No.)


30400 Telegraph Road, Suite 401
   Bingham Farms, Michigan                                      48025
(Address of Principal Executive Offices)                     (Zip Code)


                                 (248) 723-5531
              (Registrant's Telephone Number, Including Area Code)

Item 5     Other Events

On July 1, 1999, Richard R. Chrysler was named to the position of Vice Chairman of JPE, Inc. (d/b/a ASCET INC), the "Company". Mr. Chrysler previously served as President and Chief Executive Officer of the Company. The press release of the Company announcing this management change is attached.

Item 7     Financial Statements and Exhibits

Press Release July 1, 1999 (Exhibit 20).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     JPE, INC. (d/b/a ASCET INC)


Date:  July 13, 1999                /s/ Karen A. Radtke
                                    --------------------------------------------
                                    Karen A. Radtke
                                    Secretary and Treasurer

                                 Exhibits Index


EXHIBIT
NUMBER         DESCRIPTION

   20          Press Release dated July 1, 1999